Fair Value Measurements	12 Months Ended
Dec. 31, 2012
Fair Value Measurement of Financial Instruments [Abstract]
Fair Value Measurements
Fair Value Measurements

Piedmont considers its cash, accounts receivable, restricted cash and escrows, accounts payable, interest rate swap agreements, and line of credit and notes payable to meet the definition of financial instruments. The following table sets forth the carrying and estimated fair value for each of Piedmont’s financial instruments as of December 31, 2012 and 2011, respectively (in thousands):

	2012			2011
Financial Instrument	Carrying Value	Estimated Fair Value	Level Within Fair Value Hierarchy	Carrying Value	Estimated Fair Value
Assets:
Cash and cash equivalents(1)	$12,957	$12,957	Level 1	$139,690	$139,690
Tenant and notes receivables, net(1)	$147,337	$147,337	Level 1	$129,523	$129,523
Restricted cash and escrows(1)	$334	$334	Level 1	$9,039	$9,039
Interest rate swap asset	$1,075	$1,075	Level 2	$—	$—
Liabilities:
Accounts payable and accrued expenses(1)	$23,113	$23,113	Level 1	$14,637	$14,637
Interest rate swap liability	$8,235	$8,235	Level 2	$2,537	$2,537
Line of credit and notes payable	$1,416,525	$1,470,002	Level 2	$1,472,525	$1,529,811

(1)	For the periods presented, the carrying value approximates estimated fair value due to its short-term maturity.

Piedmont's line of credit and notes payable were carried at book value as of December 31, 2012 and 2011; however, Piedmont's estimate of their fair value is disclosed in the table above. Piedmont uses widely accepted valuation techniques including discounted cash flow analysis based on the contractual terms of the debt facilities, including the period to maturity of each instrument, and uses observable market-based inputs for similar debt facilities which have transacted recently in the market. Therefore, the fair values determined are considered to be based on significant other observable inputs (Level 2). Scaling adjustments are made to these inputs to make them applicable to the remaining life of Piedmont's outstanding debt. Piedmont has not changed its valuation technique for estimating the fair value of its line of credit and notes payable.

Piedmont’s interest rate swap agreements discussed in Note 8 above are classified as both “Interest rate swap” assets and liabilities in the accompanying consolidated balance sheets and were carried at fair value as of December 31, 2012 and 2011. The valuation of these derivative instruments was determined using widely accepted valuation techniques including discounted cash flow analysis based on the contractual terms of the derivatives, including the period to maturity of each instrument, and uses observable market-based inputs, including interest rate curves and implied volatilities. Therefore, the fair values determined are considered to be based on significant other observable inputs (Level 2). In addition, Piedmont considered both its own and the respective counterparties’ risk of nonperformance in determining the fair value of its derivative financial instruments by estimating the current and potential future exposure under the derivative financial instruments that both Piedmont and the counterparties were at risk for as of the valuation date. The credit risk of Piedmont and its counterparties was factored into the calculation of the estimated fair value of the interest rate swaps; however, as of December 31, 2012 and 2011, this credit valuation adjustment did not comprise a material portion of the estimated fair value. Therefore, Piedmont believes that any unobservable inputs used to determine the fair values of its derivative financial instruments are not significant to the fair value measurements in their entirety, and does not consider any of its derivative financial instruments to be Level 3 liabilities.